EXECUTION COPY

SECURITIZED ASSET BACKED RECEIVABLES LLC
$976,624,000
(Approximate)

C-BASS Mortgage Loan Trust 2007-CB2

C-BASS Mortgage Loan Asset Backed Certificates, Series 2007-CB2

UNDERWRITING AGREEMENT

February 26, 2007

Barclays Capital Inc.,

As Representative of the Underwriters

Listed in Schedule A,
200 Park Avenue
New York, New York 10166

Ladies and Gentlemen:

Securitized Asset Backed Receivables LLC, a Delaware limited liability company (the “Company”), proposes to sell to you, Barclays Capital Inc., acting on its own behalf and as representative (the “Representative”) of the underwriters listed in Schedule I hereto (the “Underwriters”), fifteen (15) classes of the Depositor’s C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2, in the original principal amount and with the designation described on Schedule A attached hereto (the “Offered Certificates”).  The Offered Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”) and LaSalle Bank National Association, as trustee (the “Trustee”).  In addition to the Offered Certificates, the Company will authorize for issuance the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2, Class B-4, Class CE-1, Class CE-2, Class P, Class R and Class R-X pursuant to the Pooling and Servicing Agreement (together with the Offered Certificates, the “Certificates”).  The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust”) primarily consisting of (i) a pool of adjustable- and fixed-rate sub-prime loans secured primarily by first-lien or second-lien mortgages or deeds of trust on residential properties (the “Mortgage Loans”) conveyed to the Trust on February 28, 2007 (the “Closing Date”) pursuant to the Pooling and Servicing Agreement and (ii) the amount on deposit in the Accounts.  These Mortgage Loans, with an aggregate principal balance of approximately $1,016,791,554 as of February 1, 2007 (the “Cut-off Date”), were transferred by the Seller, pursuant to a mortgage loan purchase agreement between the Depositor and the Seller dated as of the Cut-off Date.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-130543) for the registration of the Certificates under the Securities Act of 1933 (the “1933 Act”), which registration statement has become effective and copies of which, as amended to the date hereof, have been delivered to the Underwriters.  The Company proposes to file with the Commission pursuant to Rule 424(b)(5) under the rules and regulations of the Commission under the Act (the “1933 Act Regulations”) a prospectus supplement, dated February 26, 2007 (the “Prospectus Supplement”), to the prospectus, dated December 11, 2006, included in such registration statement, relating to the Offered Certificates and the method of distribution thereof.  Such registration statement on Form S-3, including exhibits thereto and information that is contained in the Prospectus (as defined below) and is deemed to be part of and included in such registration statement, as such registration statement may have been amended or supplemented (including static pool information deemed excluded pursuant to Regulation AB Item 1105(d) filed with the Commission pursuant to Rule 424(b) under the Act, the information deemed to be a part thereof pursuant to Rule 430A(b) under the Act, and the information incorporated by reference therein) as of the date of the Prospectus, is hereinafter referred to as the “Registration Statement”; the prospectus first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the 1933 Act, is hereinafter referred to as the “Base Prospectus”; such form of supplement to the Base Prospectus relating to the Offered Certificates, in the form first required to be filed to satisfy the condition set forth in Rule 172(c) and pursuant to Rule 424(b) under the 1933 Act (including the Base Prospectus as so supplemented) is hereinafter referred to as the “Prospectus Supplement”; and the Base Prospectus and the Prospectus Supplement, together, are hereinafter referred to as the “Prospectus.”  Capitalized terms not otherwise defined in this underwriting agreement (this “Agreement”) are used herein as defined in the Pooling and Servicing Agreement.

At or prior to the time when sales to investors of the Offered Certificates were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”):  the C-BASS Mortgage Loan Trust 2007-CB2 Free Writing Prospectus dated February 23, 2007, including the Company’s Collateral Term Sheet attached thereto, the Company’s Base Prospectus dated December 11, 2006, the C-BASS 2007-CB2 Trust Free Writing Prospectus Term Sheet dated February 20, 2007 and any other “free-writing prospectus” (as defined pursuant to Rule 405 under the Act (as defined herein)) (a “Free Writing Prospectus”) listed on Schedule B hereto.  If, subsequent to the date of this Agreement, the Company and the Underwriters determine that such information included an untrue statement of material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and terminate their old purchase contracts and enter into new purchase contracts with investors of the Offered Certificates, then “Time of Sale Information” will refer to the information available to purchasers at the time of entry into the first such new purchase contract, including any information that corrects such material misstatements or omissions (“Corrective Information”) and “Time of Sale Information” will refer to the time and date on which such new purchase contracts were entered into.

Section 1.

Representations and Warranties.

(a)

The Company represents and warrants to the Underwriters as follows:

(i)

The Registration Statement, as amended as of its effective date or deemed effective date pursuant to Rule 430B under the 1933 Act thereof (the “Effective Date”) and the Prospectus, as of the date thereof, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.  The Registration Statement, as of the Effective Date, did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus, as of the date thereof, did not, and as of the Closing Date (as defined herein) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or Prospectus.  The Company and the Underwriters hereby acknowledge that only the statements set forth in the last paragraph of the cover of the Prospectus Supplement and under the caption “Underwriting” in the Prospectus Supplement (other than the third and fourth full paragraphs under such caption) constitute statements made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement, the Prospectus or the Time of Sale Information (such statements being collectively referred to as “Underwriter Statements”).

(ii)

Since the respective dates as of which information is given in the Registration Statement, Prospectus and Time of Sale Information, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and (B) there have been no transactions entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, in either case which would materially and adversely affect the Company’s ability to perform its obligations under this Agreement or the Pooling and Servicing Agreement.

(iii)

The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with the Underwriter Statements;

(iv)

Other than the Prospectus, the Company (including its agents and representatives other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not make, use, prepare, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the 1933 Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered Certificates other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the 1933 Act or Rule 134 under the 1933 Act, (ii) the Time of Sale Information, (iii) information posted on Bloomberg or any similar proprietary system and (iv) each other written communication of the Company or its agents and representatives approved in writing in advance by the Underwriters or in any other manner mutually agreed by the Underwriters and the Depositor (each such communication referred to in clause (ii) and this clause (iv) constituting an “issuer free writing prospectus,” as defined in Rule 433(h) under the 1933 Act being referred to as an “Issuer Free Writing Prospectus”).  Each such Issuer Free Writing Prospectus complied or, if used after the date hereof will comply, in all material respects with the 1933 Act, has been filed or will be filed in accordance with Section 7 (to the extent required thereby) and did not at the Time of Sale, and at the Closing Date will not, contain any untrue statements of a material fact or (when read in conjunction with the other Time of Sale Information) omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with any Underwriter Statements.

(v)

The Company has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with power and authority to own, lease and operate its properties and to conduct its business, as now conducted by it, and to enter into and perform its obligations under this Agreement and the Pooling and Servicing Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material and adverse effect on the Company’s ability to perform its obligations under this Agreement and the Pooling and Servicing Agreement.

(vi)

The Company is not in violation of its certificate of formation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party, or to which any of the property or assets of the Company may be subject, or by which it or any of them may be bound; and the issuance and sale of the Offered Certificates to the Underwriters, the execution, delivery and performance of this Agreement and the Pooling and Servicing Agreement and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the certificate of formation or limited liability company agreement of the Company or any applicable law, administrative regulation or administrative or court decree.

(vii)

There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might materially and adversely affect the Company’s ability to perform its obligations under this Agreement and the Pooling and Servicing Agreement; all pending legal or governmental proceedings to which the Company is a party or of which its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

(viii)

No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Offered Certificates hereunder, except such as have been, or as of the Closing Date will have been, obtained or such as may otherwise be required under applicable state securities laws in connection with the purchase and offer and sale of the Offered Certificates by the Underwriters and any recordation of the respective assignments of the Mortgages to the Trustee pursuant to the Pooling and Servicing Agreement that have not yet been completed.

(ix)

The Company possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to perform its obligations under this Agreement or the Pooling and Servicing Agreement, and the Company has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or the Pooling and Servicing Agreement.

(x)

Each of this Agreement and the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement enforceable against the Company in accordance with its terms, except as enforceability may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement or the Pooling and Servicing Agreement that purport to provide indemnification from securities law liabilities.

(xi)

At the time of the execution and delivery of the Pooling and Servicing Agreement, the Company (i) will have good and marketable title to the Mortgage Loans being transferred by it to the Trust Fund pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively “Liens”), to the extent good and marketable title to the Mortgage Loans is transferred to the Company, free and clear of all Liens, by the Purchaser, and (ii) will have the power and authority to transfer such Mortgage Loans to the Trust Fund, and upon the Closing Date, the Trust Fund will have acquired ownership of all of the Company’s right, title and interest in and to the related Mortgage Loans.

(xii)

At the Closing Date, the Offered Certificates will be rated not lower than the ratings set forth in the Prospectus Supplement under the heading “Ratings.”

(xiii)

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Pooling and Servicing Agreement to which it is a party and the Offered Certificates have been paid or will be paid at or prior to the Closing Date.

(xiv)

The Company was informed, prior to any public announcement of the issue of the Offered Certificates, of the existence of the Financial Servicers Authority’s informational guidance referred to in MAR 2.3.2R(4) of the price stabilizing rules made under Section 144(1) of the United Kingdom’s Financial Services and Markets Act 2000 (the “FSMA”) and it has not issued and will not issue, without the prior consent of the Underwriters, any communication to which MAR 2.3.2R(1) of those rules applies unless that communication adequately discloses that stabilizing action may take place in relation to the issue of the Offered Certificates and complies with MAR 2.3.3E of those rules.

(xv)

The Company is not, and on the date on which the first bona fide offer of the Offered Certificates is made (within the meaning of Rule 164(h)(2) under the 1933 Act) will not be, an “ineligible issuer,” as defined in Rule 405 under the 1933 Act.

(b)

Any certificate signed by any officer of the Company and delivered to the Underwriters or the Underwriters’ counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

Section 2.

Purchase and Sale.

Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties herein contained, the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Company, at a purchase price set forth on Schedule A hereto, the principal amount of the Offered Certificates set forth on Schedule A hereto.

Section 3.

Delivery and Payment.

Payment of the purchase price for, and delivery of, the Offered Certificates to be purchased by the Underwriters shall be made at the office of the Representative at 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 a.m., New York City time, on February 28, 2007, which date and time may be postponed by agreement between you and the Company (such time and date of payment and delivery being herein called the “Closing Date”).  Payment shall be made to the Company, in immediately available federal funds wired to such bank as may be designated by the Company, against delivery of the Offered Certificates or with respect to payments to be made by the Representative, at the Company’s option, by appropriate notation of an intercompany transfer between affiliates of Barclays Bank PLC.  The Offered Certificates shall be in such denominations and registered in such names as you may request in writing at least two business days before the Closing Date.  The Offered Certificates will be made available for examination and packaging by you not later than 10:00 a.m. on the last business day prior to the Closing Date.

Section 4.

Covenants of The Company.  The Company covenants with the Underwriters as follows:

(a)

The Company will give the Underwriters notice of its intention to prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus or to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Offered Certificates which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Underwriters with copies of any such Issuer Free Writing Prospectus, amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not prepare, use, authorize, approve, refer to or file any Issuer Free Writing Prospectus or file any such amendment or supplement or use any such prospectus to which you shall reasonably object.

(b)

The Company will cause the Prospectus to be transmitted to the Commission for filing pursuant to Rule 424(b)(5) under the 1933 Act by means reasonably calculated to result in filing with the Commission pursuant to said rule.  Subject to Section 7, the Company will cause each Issuer Free Writing Prospectus to be transmitted for filing pursuant to Rule 433(d) under the 1933 Act by means reasonably calculated to result in filing with the Commission pursuant to said rule.

(c)

The Company will furnish to the Underwriters, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the Securities Exchange Act of 1934 (the “1934 Act”), such number of copies of the Prospectus and each Free Writing Prospectus (as amended or supplemented) as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

(d)

If during the period after the first date of the public offering of the Offered Certificates in which a prospectus relating to the Offered Certificates is required to be delivered under the 1933 Act, any event shall occur as a result of which it is necessary, in the opinion of counsel for you, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to an investor in the Offered Certificates, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for you) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

(e)

The Company will endeavor to arrange for the qualification of the Offered Certificates for sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.  In each jurisdiction in which the Offered Certificates have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(f)

If the transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, and will reimburse the Underwriters for any reasonable expenses (including reasonable fees and disbursements of counsel) reasonably incurred by it in connection with qualification of the Offered Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Underwriters have reasonably requested and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Offered Certificates, and for expenses incurred by each of them in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriters.  Except as herein provided, the Underwriters shall be responsible for paying all costs and expenses incurred by it including the fees and disbursements of counsel, in connection with the purchase and sale of the Offered Certificates.

(g)

If, during the period after the Closing Date in which a prospectus relating to the Offered Certificates is required to be delivered under the 1933 Act, the Company receives notice that a stop order suspending the effectiveness of the Registration Statement or preventing the offer and sale of the Offered Certificates is in effect, the Company will immediately advise the Underwriters of the issuance of such stop order.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(h)

The Company acknowledges and agrees that the relationship between itself and each of the Underwriters is an arm’s-length commercial relationship that creates no fiduciary duty on the part of any Underwriter and each party expressly disclaims any fiduciary relationship.

Section 5.

Conditions of Underwriters’ Obligations.  The Underwriters’ obligation to purchase the Offered Certificates shall be subject to the following conditions:

(a)

No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending or, to the Company’s knowledge, threatened by the Commission, and the Prospectus Supplement and each Free Writing Prospectus required to be filed by the Company pursuant to Section 4(b) shall have been filed or transmitted for filing by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) under the 1933 Act or Rule 433(d) under the 1933 Act, as applicable.

(b)

At the Closing Date the Underwriters shall have received:

(i)

The favorable opinion, dated as of the Closing Date, of Ian W. Sterling, counsel for the Company, in form and substance satisfactory to the Underwriters.

(ii)

One or more favorable opinions, dated as of the Closing Date, of McKee Nelson LLP, counsel for the Company, in form and substance satisfactory to the Underwriters.

(c)

On the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the President or a Vice President of the Company, dated as of the Closing Date, to the effect that (i) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, and (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

(d)

On the Closing Date counsel for the Underwriters shall have been furnished with such other documents and opinions as counsel may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Certificates as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Offered Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party.

Section 6.

Indemnification.  The Company and the Underwriters agree that:

(a)

The Company agrees to indemnify and hold harmless the Underwriters and each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)

against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Issuer Information contained in any Underwriter Free Writing Prospectus, or the omission or alleged omission to state a material fact necessary to make the statements therein (when read in conjunction with the other Time of Sale Information), in light of the circumstances under which they were made, not misleading, which was not corrected by Corrective Information subsequently supplied by the Company to the Underwriters within a reasonable period of time prior to the Time of Sale, or (iii) any breach of the representation and warranty in Section 1(a)(xv);

(ii)

against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)

against any and all expense whatsoever, as incurred (including, the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the indemnification provided for in this Section 6(a) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission as to which the Underwriters have agreed to indemnify the Company pursuant to Section 6(b).

(b)

The  Underwriters agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to (i) any untrue statements or alleged untrue statements of a material fact, or omissions or alleged omissions to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the Underwriter Statements and (ii) any untrue statements or alleged untrue statements of a material fact in any Underwriter Free Writing Prospectus (as defined herein) or any omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact necessary in order to make the statements therein (when read in conjunction with the Time of Sale Information), in the light of the circumstances under which they were made, not misleading; provided, that the Underwriters shall not be obligated to so indemnify or hold harmless (A) to the extent such loss, liability, claim, damage or expense is caused by a misstatement or omission resulting from an error or omission in the Issuer Information which was not corrected by Corrective Information subsequently supplied by the Company to the Underwriters within a reasonable period of time prior to the Time of Sale or (B) with respect to information that is also contained in the Time of Sale Information or the Prospectus Supplement.

(c)

Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than on account of this Agreement.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party elects to assume the defense thereof, it may participate (jointly with any other indemnifying party similarly notified) with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.  Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, or (iv) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party).  Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  If any indemnifying party assumes the defense of any proceeding, it shall not settle, compromise or consent to the entry of any judgment with respect thereto if indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes any unconditional release of each indemnified party from all liability arising out of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification incurred by the Company and the Underwriters, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the sale of the Offered Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted on such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative (a) benefits received by an Underwriter shall be equal to its aggregate discount and underwriting commissions with respect to the Offered Certificates purchased by such Underwriter, and the relative benefits of the Company shall be equal to the balance of the proceeds of the sale of the Offered Certificates; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (b) fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company or by the Underwriters, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) or willful failure to comply with Section 7 shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation or failure to comply with Section 7, as the case may be.  For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.  The indemnification provided for in this Section 6 will be in addition to any liability that the Underwriters may otherwise have.  Notwithstanding the provisions of this Section 6, the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Certificates underwritten by it and distributed to the public were sold to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)

The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 6(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 6, the Underwriters shall not be required to contribute any amount in excess of the amount by which (i) the excess of the total price at which the Offered Certificates are sold to investors by the Underwriters over the price paid by the Underwriters to the Company for the Offered Certificates exceeds (ii) the amount of any damages that such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) or willful failure to comply with Section 7 shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation or failure to comply with Section 7, as the case may be.

(f)

 The indemnity and contribution provisions contained in this Section 6 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriters or any Person controlling such Underwriters or by or on behalf of the Company, its officers or its directors or any Person controlling the Company and (iii) acceptance of and payment for any of the Offered Certificates.

(g)

The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 7.

Offering by Underwriters; Free Writing Prospectus.

(a)

In connection with the offering of the Offered Certificates, the Underwriters may prepare and provide to prospective investors Free Writing Prospectuses (as defined below), or portions thereof, which the Company is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Company such Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Company, in its sole discretion, waives such requirements, subject to the following conditions (to which such conditions the Underwriters agree):

(i)

Unless preceded or accompanied by the Prospectus, the Underwriters shall not convey or deliver any written communication to any person in connection with the initial offering of the Offered Certificates, unless such written communication (1) is made in reliance on Rule 134 under the 1933 Act, (2) constitutes a prospectus satisfying the requirements of Rule 430B under the 1933 Act or (3) constitutes Time of Sale Information or a Free Writing Prospectus that does not constitute Time of Sale Information.  Without the Company’s prior written consent, the Underwriters shall not convey or deliver in connection with the initial offering of the Offered Certificates any “ABS informational and computational material,” as defined in Item 1101(a) of Regulation AB under the Securities Act (“ABS Informational and Computational Material”), in reliance upon Rules 167 and 426 under the Securities Act.

(ii)

The Underwriters shall deliver to the Company, no later than two business days prior to the date of first use thereof or such later date as may be agreed to by the Company, (a) any Free Writing Prospectus that was prepared by or on behalf of the Underwriters (an “Underwriter Free Writing Prospectus”) and contains any “issuer information,” as defined in Rule 433(h) under the 1933 Act and footnote 271 of the Commission’s Securities Offering Reform Release No. 33-8591 (“Issuer Information”), and (b) any Free Writing Prospectus or portion thereof that contains only a description of the final terms of the Offered Certificates.  Notwithstanding the foregoing, any Free Writing Prospectus that contains only ABS Informational and Computational Materials may be delivered by the Underwriters to the Company not later than the later of (A) two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the 1933 Act or (B) the date of first use of such Free Writing Prospectus.

(iii)

The Underwriters represent and warrant to the Company that the Free Writing Prospectuses to be furnished to the Company by the Underwriters pursuant to Section 7(a)(ii) will constitute all Free Writing Prospectuses of the type described therein that were furnished to prospective purchasers of Offered Certificates by the Underwriters in connection with their offer and sale of the Offered Certificates.

(iv)

The Underwriters represent and warrant to the Company that each Free Writing Prospectus required to be provided by it to the Company pursuant to Section 7(a)(ii) did not, as of the Time of Sale, and will not as of the Closing Date, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading; provided however, that the Underwriters make no representation to the extent such misstatements or omissions were the result of any inaccurate Issuer Information, which information was not corrected by Corrective Information subsequently supplied by the Company to the Underwriters within a reasonable period of time prior to the Time of Sale.

(v)

The Company agrees to file with the Commission the following: (A)  any Issuer Free Writing Prospectus; (B) any Free Writing Prospectus or portion thereof delivered by the Underwriters to the Company pursuant to Section 7(a)(ii); and (C) any Free Writing Prospectus for which the Company or any person acting on its behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating communications.  Notwithstanding the foregoing, the Company shall not be required to file (1) Issuer Information contained in any Underwriter Free Writing Prospectus or Free Writing Prospectus of any other offering participant other than the Company, if such information is included or incorporated by reference in a prospectus or Free Writing Prospectus previously filed with the Commission that relates to the offering of the Offered Certificates, or (2) any Free Writing Prospectus or portion thereof that contains a description of the Offered Certificates or the offering of the Offered Certificates which does not reflect the final terms thereof.

(vi)

Any Free Writing Prospectus required to be filed pursuant to Section 7(a)(v) by the Company shall be filed with the Commission not later than the date of first use of the Free Writing Prospectus, except that: (A) any Free Writing Prospectus or portion thereof required to be filed that contains only the description of the final terms of the Offered Certificates shall be filed by the Company with the Commission within two days of the later of the date such final terms have been established for all classes of Offered Certificates and the date of first use; (B) any Free Writing Prospectus or portion thereof required to be filed that contains only ABS Informational and Computational Material shall be filed by the Company with the Commission not later than the later of the due date for filing the final Prospectus relating to the Offered Certificates pursuant to Rule 424(b) under the 1933 Act or two business days after the first use of such Free Writing Prospectus; and (C) any Free Writing Prospectus required to be filed pursuant to Section 7(a)(v)(C) shall, if no payment has been made or consideration has been given by or on behalf of the Company for the Free Writing Prospectus or its dissemination, be filed by the Company with the Commission not later than four business days after the Company becomes aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus;

(vii)

The Underwriters shall file with the Commission any Free Writing Prospectus that is used or referred to by it and distributed by or on behalf of the Underwriters in a manner reasonably designed to lead to its broad, unrestricted dissemination not later than the date of the first use of such Free Writing Prospectus.  Notwithstanding the foregoing, the Underwriters shall file with the Commission any Free Writing Prospectus for which the Underwriters or any person acting on their behalf provided, authorized or approved information that is prepared and published or disseminated by a person unaffiliated with the Company or any other offering participant that is in the business of publishing, radio or television broadcasting or otherwise disseminating written communications and for which no payment was made or consideration given by or on behalf of the Company or any other offering participant, not later than four business days after the Underwriters become aware of the publication, radio or television broadcast or other dissemination of the Free Writing Prospectus.

(viii)

Notwithstanding the provisions of Sections 7(a)(v) and 7(a)(vii), neither the Company nor the Underwriters shall be required to file any Free Writing Prospectus that does not contain substantive changes from or additions to a Free Writing Prospectus previously filed with the Commission, and the Underwriters shall not be required to file any Free Writing Prospectus to the extent that the information contained therein is included in a Prospectus or Free Writing Prospectus previously filed that relates to the offering of the Offered Certificates.

(ix)

The Company and the Underwriters agree that any Free Writing Prospectuses prepared by it shall contain the following legend, or substantially equivalent legend that complies with Rule 433 of the Act:

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.  Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275 ext. 2663.

(x)

(A)

In the event that the Company becomes aware that, as of the Time of Sale, any Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (a “Defective Issuer Free Writing Prospectus”), the Company shall notify the Underwriters of such untrue statement or omission within one business day after discovery and the Company shall, if requested by the Underwriters, prepare and deliver to the Underwriters a Free Writing Prospectus that corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(B)

In the event that the Underwriters become aware that, as of the Time of Sale, any Underwriter Free Writing Prospectus delivered to an investor in any Offered Certificates contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with the Time of Sale Information), in light of the circumstances under which they were made, not misleading (together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), the Underwriters shall notify the Company of such untrue statement or omission within one business day after discovery.

(C)

Then Underwriters shall provide any investor that received a Defective Free Writing Prospectus with written information regarding (a) updated or new disclosure that corrects the material misstatement in or omission from the Defective Free Writing Prospectus (together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”), (b) reformation of the contract of sale and (c) an ability to elect to terminate or not terminate the prior contract of sale and to elect to enter into or not enter into a new contract of sale, each as consistent with the Underwriter’s good faith interpretation of the requirements of Commission Release No. 33-8591.

(D)

In the event that the Defective Free Writing Prospectus was an Issuer Free Writing Prospectus, and the Underwriters shall in good faith incur any costs to an investor in connection with the reformation of the contract of sale with the investor, the Company agrees to reimburse the Underwriters for such costs; provided that, before incurring such costs, the Underwriters first permit the Company access to the applicable investor and an opportunity to attempt to mitigate such costs through direct negotiation with such investor.

(xi)

The Underwriters covenant with the Company that after the final Prospectus is available the Underwriters shall not distribute any written information concerning the Offered Certificates that contains Issuer Information to a prospective purchaser of Offered Certificates unless such information is preceded or accompanied by the final Prospectus.

(b)

The Underwriters represent and warrant to, and agree with, the Company, that:

(i)

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the Underwriters have not made and will not make an offer of Certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Offered Certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the relevant implementation date, make an offer of Offered Certificates to the public in that Relevant Member State at any time:

(A)

to legal entities that are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(B)

to any legal entity that has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(C)

in any other circumstances that do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Offered Certificates to the public” in relation to any Offered Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Offered Certificates to be offered so as to enable an investor to decide to purchase or subscribe the Offered Certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means the European Commission Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(ii)

The Underwriters have only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Offered Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer.

(iii)

The Underwriters have complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Certificates in, from or otherwise involving the United Kingdom.

Section 8.

Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling person, or by or on behalf of the Company, and shall survive delivery of the Offered Certificates to the Underwriters.

Section 9.

Termination of Agreement.

(a)

The Underwriters may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date without liability on the part of the Underwriters to the Company, if, prior to delivery and payment for the Offered Certificates, (i) there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Offered Certificates on the terms and in the manner contemplated by the Prospectus, or (ii) if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities.

Section 10.

Stabilization.  In connection with the issue of the Offered Certificates, the Representative (in such capacity, the “Stabilizing Manager”) (or any person duly appointed acting for the Stabilizing Manager) may over-allot or effect transactions with a view to supporting the market price of the Offered Certificates at a level higher than that which might otherwise prevail.  However, there is no obligation on the Stabilizing Manager (or any agent of the Stabilizing Manager) to do this.  Such stabilizing, if commenced, may be discontinued at any time.  Such stabilizing shall be conducted in accordance with all applicable laws and rules.  In conducting such over-allotment or stabilizing, the Stabilizing Manager shall act as principal and not as agent of the Company.  Any loss or profit sustained  as a consequence of any such over-allotment or stabilizing shall be for the account of the Stabilizing Manager.

Section 11.

Notices.  All notices and other communications hereunder shall be in writing and effective only on receipt and shall have been duly given if mailed via the U.S. Postal Service and a reputable overnight delivery service, hand delivered, sent by facsimile transmission or another reasonable and standard form of telecommunication.  Notices to the Representative shall be directed to Barclays Capital Inc. at 200 Park Avenue, New York, New York 10166, Attention:  Asset Securitization Group, with a copy to the Office of the General Counsel; notices to the Company shall be directed to it at Securitized Asset Backed Receivables LLC, 200 Park Avenue, New York, New York 10166, Attention:  President, with a copy to the Office of the General Counsel; or, as to any party, such other address as may hereafter be furnished by such party to the other parties in writing.

Section 12.

Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Offered Certificates from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

Section 13.

Governing Law; Time; Jurisdiction; Waiver of Objection to Venue.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.  Specified times of day refer to New York City time.

Section 14.

Execution in Counterparts; Severability; Integration.  This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute but one and the same Agreement.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof and shall constitute entire Agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Agreement, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

Very truly yours,

SECURITIZED ASSET BACKED RECEIVABLES LLC

By:

/s/ Paul Menefee

Name:  Paul Menefee

Title: Managing Director

CONFIRMED AND ACCEPTED, as of the date first above written:

BARCLAYS CAPITAL INC., as Representative
of the Underwriters listed in Schedule A

By:

/s/ Glen Greeley

Name:  Glen Greeley

Title:  Director

SCHEDULE A

Class	Principal Amount
A1 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$121,440,550 $33,120,150 $33,120,150 $33,120,150
A2-A Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$180,802,600 $49,309,800 $49,309,800 $49,309,800
A2-B Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$21,027,050 $5,734,650 $5,734,650 $5,734,650
A2-C Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$66,568,700 $18,155,100 $18,155,100 $18,155,100
A2-D Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$27,722,750 $7,560,750 $7,560,750 $7,560,750
A2-E Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$32,902,100 $8,973,300 $8,973,300 $8,973,300
M-1 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$16,777,200 $4,575,600 $4,575,600 $4,575,600
M-2 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$15,937,900 $4,346,700 $4,346,700 $4,346,700
M-3 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$10,066,100 $2,745,300 $2,745,300 $2,745,300
M-4 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$8,108,650 $2,211,450 $2,211,450 $2,211,450
M-5 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$8,388,050 $2,287,650 $2,287,650 $2,287,650
M-6 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$7,829,250 $2,135,250 $2,135,250 $2,135,250
B-1 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$7,269,900 $1,982,700 $1,982,700 $1,982,700
B-2 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$6,710,550 $1,830,150 $1,830,150 $1,830,150
B-3 Barclays Capital Inc. Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC HSBC Securities (USA) Inc.	$5,591,850 $1,525,050 $1,525,050 $1,525,050

Purchase Price of the Underwritten Certificates: 100% of the aggregate initial principal balance of the Underwritten Certificates, plus accrued interest, as applicable.

SCHEDULE B

Other Free Writing Prospectuses

[ON FILE WITH MCKEE NELSON LLP]